SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                      __________________________________

                                   FORM 8-A

                      __________________________________

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                         WILLOW GROVE BANCORP, INC.
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            (Exact name of registrant as specified in its charter)




           Pennsylvania                               80-0034942
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)



      Welsh and Norristown Roads
       Maple Glen, Pennsylvania                           19002
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(Address of principal executive offices)                (Zip Code)



If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to                     securities pursuant to Section
Section 12(b) of the                       12(g) of the Exchange Act and is
Exchange Act and is                        effective pursuant to General
effective pursuant to                      Instruction A.(d), please check
General Instruction A.(c),                 the following box.  [X]
please check the following
box.  [ ]


Securities Act registration statement file number to which this form relates:

                                                                  333-75106
                                                                  ---------
                                                               (If applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

                                    None

      Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                   --------------------------------------
                              (Title of class)




Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Our Capital Stock" in the Prospectus included in the Willow Grove Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-75106) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.0 Plan of Conversion and Agreement and Plan of Reorganization

     *3.1 Articles of Incorporation of Willow Grove Bancorp, Inc.

      3.2 Amended and Restated Bylaws of Willow Grove Bancorp, Inc.

     *4.0 Form of Stock Certificate of Willow Grove Bancorp, Inc.


    *Previously filed with the Securities and Exchange Commission as exhibits to the Willow Grove Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-75106). Such exhibits are incorporated herein by reference.



















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                                  SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  WILLOW GROVE BANCORP, INC.



Date: March 25, 2002              By:/s/ Frederick A. Marcell Jr.
                                     ----------------------------------------
                                     Frederick A. Marcell Jr., Director,
                                     President and Chief Executive Officer



































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                                EXHIBIT INDEX




   Exhibit Number                                   Description
   --------------                                   -----------

   3.2                Amended and Restated Bylaws of Willow Grove Bancorp, Inc.